Exhibit 10.1

Execution Version

INCREASE OF COMMITMENTS AND FIRST AMENDMENT TO CREDIT AGREEMENT

This INCREASE OF COMMITMENTS AND FIRST AMENDMENT TO CREDIT AGREEMENT (this “Increase and Amendment Agreement”) dated as of May 13,  2019, is among TRANSOCEAN INC., a Cayman Islands exempted company (the “Borrower”), CITIBANK, N.A., as administrative agent for the Lenders (as defined below) under the Credit Agreement (the “Administrative Agent”), the Increasing Lenders and Additional Lenders (each as defined below), the other Lenders party hereto, each Issuing Bank (as defined in the Credit Agreement) and, solely for purposes of Sections 4 through 13 hereof, Transocean Ltd., a Swiss corporation (“Holdings”), each other Guarantor (as defined in the Credit Agreement described below) party hereto and each other Transaction Party (as defined in the Credit Agreement) party hereto.

INTRODUCTION

A.The Borrower, the Administrative Agent, Citibank, N.A., in its capacity as collateral agent, and the lenders  party thereto from time to time (the “Lenders”) are parties to that certain Credit Agreement dated as of June 22, 2018 (the “Credit Agreement”;  capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement as amended hereby).

B.Pursuant to Section 2.17 of the Credit Agreement, (i) the Borrower has requested that the Lenders increase their Commitments and certain Lenders (such Lenders, the “Increasing Lenders”) have agreed to such increase (the “Commitment Increase”) on, and subject to the occurrence of, the First Amendment Effective Date (as defined below) and have executed and delivered this Increase and Amendment Agreement as Increasing Lenders and (ii) the Borrower has requested, and the Administrative Agent and each Issuing Bank has agreed, that the Eligible Assignees that are not currently existing Lenders (each an “Additional Lender” and, together with the Increasing Lenders, the “Incremental Lenders”)  party hereto assume the obligations of a Lender under the Credit Agreement and each such Additional Lender has agreed to provide Commitments (such additional Commitments, “Additional Commitments” and, together with the Commitment Increase, the “Incremental Commitments”) under the Credit Agreement on, and subject to the occurrence of, the First Amendment Effective Date (as defined below) and have executed and delivered this Increase and Amendment Agreement as Additional Lenders.

C.The parties hereto desire to introduce several amendments to the Credit Agreement, each such amendment to become effective on the First Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms; Other Definitional Provisions.    The definitions of terms herein shall apply equally to the singular and plural forms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein or in the Credit Documents), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Increase and Amendment Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Annexes shall be construed to refer to Sections of, and Annexes to, this Increase and Amendment Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including intellectual property, cash, securities, accounts and contract rights, (f) with respect to the determination of any period of time, the word “from” means “from and including” and the word “to” means “to but excluding” and (g) reference to any law, rule or regulation means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

Section 2. Increase of Commitments.

(a) Subject to the occurrence of the First Amendment Effective Date, (i) each of the Increasing Lenders hereby severally and not jointly agrees to a Commitment Increase such that, after giving effect to such Commitment Increase, such Increasing Lender has a Commitment in the amount set forth on Annex A attached hereto,  (ii) each of the Additional Lenders hereby severally and not jointly agrees to provide Additional Commitments such that, after giving effect to such Additional Commitments, such Additional Lender has a Commitment in the amount set forth on Annex A attached hereto and (iii) each of the Incremental Lenders agrees to make one or more Revolving Loans and purchase participations in L/C Obligations in an aggregate amount not to exceed its Commitment, after giving effect to its Incremental Commitment.

(b) The Incremental Commitments provided pursuant to this Increase and Amendment Agreement will constitute Commitments under, and as defined in, the Credit Agreement and are in addition to the Commitments under the Credit Agreement in effect immediately prior to the effectiveness of this Increase and Amendment Agreement. Each Increasing Lender, each Additional Lender, the Borrower,  the Administrative Agent and each Issuing Bank each acknowledge and agree that, upon the incurrence of Loans pursuant to the Incremental Commitments provided under this Increase and Amendment Agreement and Section 2.17 of the Credit Agreement, such Loans will constitute Revolving Loans for all purposes of the Credit Agreement and the other Credit Documents.

(c) Each Increasing Lender (a) confirms that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Increase and Amendment Agreement and to consummate the transactions contemplated hereby, (ii) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Increase and Amendment Agreement, (iii) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Increase and Amendment Agreement, (iv) it is not a Defaulting Lender, and (v) if it is organized under the laws of a jurisdiction outside the United States, it has attached to this Increase and Amendment Agreement any documentation required to be delivered by it pursuant to the terms of the Credit Agreement to the extent not previously delivered, duly completed and executed by such Increasing Lender.

(d) Each Additional Lender (a) represents,  warrants and agrees that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Increase and Amendment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.10(a) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.10(a) of the Credit Agreement), (iii) from and after the First Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the rights under the Credit Agreement and either it, or the Person exercising discretion in making its decision to acquire the rights under the Credit Agreement, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the financial statements referred to in Section 5.8 of the Credit Agreement and the most recent financial statements delivered pursuant to Section 6.6 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Increase and Amendment Agreement, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Increase and Amendment Agreement, and (vii) it has provided to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement (including, without limitation, such documentation as may be applicable to such Additional Lender pursuant to Section 3.3(g) or 10.10(e) of the Credit Agreement), duly completed and executed by the Additional Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

(e) On and after the First Amendment Effective Date,  each Incremental Lender (x) will be obligated to make Revolving Loans and purchase participations in L/C Obligations in such amounts as will not cause its Revolving Credit Exposure at any time to exceed its aggregate Commitment (after giving effect to its Incremental Commitment) on the terms, and subject to the conditions, set forth in the Credit Agreement, (y) will be obligated to make Revolving Loans on the terms, and subject to the conditions, set forth in the Credit Agreement, and (z) has the rights and obligations of a Lender under the Credit Agreement and the other Credit Documents. Nothing contained in this Increase and Amendment Agreement will, or will be interpreted to, limit any rights or obligations of any Increasing Lender under the Credit Agreement with respect to any already existing Commitments. On the First Amendment Effective Date, the outstanding amount of all Revolving Loans, and the participations of the Lenders in all outstanding L/C Obligations shall be reallocated among the Lenders in accordance with their respective Commitments (increased as set forth herein) and Applicable Percentages as provided in Section 2.17 of the Credit Agreement.

(f) The Borrower acknowledges and agrees that it will be liable, to the extent of its applicable Borrowings, for all Obligations with respect to each Incremental Commitment including, without limitation, any Loans made pursuant thereto.  Each Transaction Party acknowledges and agrees that all Obligations with respect to the Incremental Commitment including, without limitation, any Loans made pursuant thereto, will be secured as set forth in the Collateral Documents and guaranteed as set forth in the Guaranty Agreements and Guaranty Supplements.

(g) The Required Lenders and the Issuing Banks acknowledge and agree that the procedural requirements set forth in Section 2.17 of the Credit Agreement have been met in connection with this Increase and Amendment Agreement and, to the extent such procedures have not been followed, waive such requirements and consent to and ratify the Administrative Agent’s  actions in connection with this Increase and Amendment Agreement.

Section 3. Amendments to Credit Agreement.    Effective on and as of the First Amendment Effective Date, the Credit Agreement is, subject to the satisfaction or waiver of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

(a) Section 6.23 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Section 6.23Collateral Coverage Ratio.  As of the end of each fiscal quarter of Holdings, the Borrower shall not permit the ratio of (a) Collateral Rig Value as of such date to (b) the Revolving Credit Commitments Amount as of such date, to be less than (i) 1.75 to 1.00 with respect to each fiscal quarter ended on or prior to March 31, 2019 and (ii) 2.00 to 1.00 with respect to each fiscal quarter ending on or after June 30, 2019 (the “Collateral Coverage Ratio”).”

(b) Schedule 1.1-C to the Credit Agreement is hereby amended and restated in its entirety in the form set out on Annex B hereto.
(c) Schedule 1.1-S to the Credit Agreement is hereby amended and restated in its entirety in the form set out on Annex C hereto.

Section 4. Representations and Warranties.    Each Transaction Party hereby represents and warrants that,  immediately before and immediately after giving effect to this Increase and Amendment Agreement: (a) the representations and warranties made by such Transaction Party set forth in the Credit Agreement (other than with respect to the representations and warranties set forth in Sections 5.15 and 5.16 of the Credit Agreement) and in the other Credit Documents (other than those that relate to the representations and warranties set forth in Sections 5.15 and 5.16 in the Credit Agreement) are true and correct in all material respects (or, as to any representations and warranties that are otherwise qualified as to materiality or Material Adverse

Effect, in all respects) on the First Amendment Effective Date, except to the extent any such representation or warranty is stated to relate to an earlier date in which case such representation and warranty shall be true and correct in all material respects (or, as to any representations and warranties that are otherwise qualified as to materiality or Material Adverse Effect, in all respects) on and as of such earlier date; (b) no Default or Event of Default has occurred and is continuing or would occur as a result of the Commitment Increase immediately after giving effect to this Increase and Amendment Agreement; (c) it has the organizational power, capacity, and authority to execute, deliver and carry out the terms and provisions of this Increase and Amendment Agreement and has taken all necessary company action to authorize the execution, delivery, and performance of this Increase and Amendment Agreement; (d) this Increase and Amendment Agreement constitutes the legal, valid, and binding obligation of such Transaction Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law); and (e) all material consents and approvals of, and filings and registrations with, all government agencies, authorities or instrumentalities required to have been obtained by such Transaction Party in connection with the execution, delivery and performance of this Increase and Amendment Agreement have been obtained and are in full force and effect.

Section 5. Conditions to Effectiveness.    The Incremental Commitments and amendments to the Credit Agreement set forth in this Increase and Amendment Agreement shall become effective on the date first set forth above (the “First Amendment Effective Date”) when each of the conditions set forth in this Section 5 shall have been satisfied:

(a) the Administrative Agent shall have received counterparts of this Increase and Amendment Agreement, duly executed and delivered on behalf of (i) Borrower, (ii)  Lenders constituting at least the Required Lenders, (iii) each Issuing Bank, (iv)  each Increasing Lender, (v) each Additional Lender, (vi) Holdings, (vii) each other Guarantor and (viii) each other Transaction Party;

(b) the Administrative Agent shall have received evidence satisfactory to it that the aggregate Incremental Commitments of all Incremental Lenders are at least $150,000,000 as of the First Amendment Effective Date;

(c) as of the First Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing, or would occur immediately after giving effect to the transactions contemplated by this Increase and Amendment Agreement;

(d) each of the representations and warranties of the Transaction Parties set forth in Section 4 shall be true and correct in all material respects (or, as to any representations and warranties that are otherwise qualified as to materiality or Material Adverse Effect, in all respects) on the First Amendment Effective Date, except to the extent any such representation or warranty is stated to relate to an earlier date in which case such representation and warranty shall be true and correct in all material respects (or, as to any representations and warranties that are otherwise qualified as to materiality or Material Adverse Effect, in all respects) on and as of such earlier date;

(e) the Administrative Agent shall have received a duly completed and executed Note for each of the Additional Lenders that has requested such Note prior to the First Amendment Effective Date as provided in Section 2.8(e) of the Credit Agreement;

(f) the Collateral Rig Requirements (including, for the avoidance of doubt, the requirements of clause (xii) of the definition of “Collateral Rig Requirements” with respect to delivery of legal opinions as set forth therein) shall have been satisfied on and as of the First Amendment Effective Date, immediately after giving effect to this Increase and Amendment Agreement;

(g) the Administrative Agent shall have received a certificate of the President, a Vice-President or the Chief Executive Officer of the Borrower dated the First Amendment Effective Date and certifying as to the satisfaction of the conditions set forth in Section 5(c) and (d) of this Increase and Amendment Agreement;

(h) the Administrative Agent shall have received certificates of the secretary or an assistant secretary of each Transaction Party containing specimen signatures (or certifying as to specimen signatures previously provided to the Administrative Agent) of the persons authorized to execute Credit Documents on such Transaction Party’s behalf or any other documents provided for herein or therein, together with (x) copies of resolutions of the board of directors or other appropriate governing body of such Transaction Party authorizing the execution and delivery of this Increase and Amendment Agreement and the other Credit Documents to which such Transaction Party is a party (or certifying as to resolutions of such governing body previously provided to the Administrative Agent), (y) copies of such Transaction Party’s memorandum of association and articles of association or other organizational documents filed in its jurisdiction of incorporation, and bylaws and other governing documents, if any, of such Transaction Party (or certifying as to such documents previously provided to the Administrative Agent), and (z) a certificate of incorporation or organization and a certificate of good standing (or their equivalents), to the extent applicable in the relevant jurisdiction, from the appropriate Governmental Authority of such Transaction Party’s jurisdiction of incorporation or organization;

(i) the Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks and dated as of the First Amendment Effective Date) of (A) Baker Botts LLP, New York counsel for the Transaction Parties, (B) Ogier, Cayman Islands counsel for the Borrower and the other Transaction Parties organized under the laws of the Cayman Islands on the First Amendment Effective Date, and (C) Homburger AG, Swiss legal counsel for Holdings and the other Transaction Parties organized under the laws of Switzerland on the First Amendment Effective Date, in each case covering such matters with respect to the Transaction Parties, this Increase and Amendment Agreement and the other Credit Documents coming into effect on the First Amendment Effective Date, and the transactions contemplated by such Credit Documents, as the Administrative Agent shall reasonably request;

(j) the Administrative Agent shall have received all fees payable to the Administrative Agent and each Incremental Lender that the Borrower has agreed to pay in connection with this Increase and Amendment Agreement; and

(k) to the extent required to be paid by the Borrower pursuant to Section 10.13 of the Credit Agreement, the Administrative Agent (or its counsel) shall have received, to the extent invoiced no later than two Business Days prior to the First Amendment Effective Date, payment of all out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Increase and Amendment Agreement.

Section 6. Acknowledgments and Agreements.

(a) Each Transaction Party acknowledges that on the date hereof all outstanding Secured Obligations are payable in accordance with their terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law).  Each Transaction Party, the Administrative Agent, and each other party hereto does hereby adopt, ratify, and confirm the Credit Agreement, and acknowledges and agrees that the Credit Agreement, is and remains in full force and effect, and each Transaction Party acknowledges and agrees that its respective liabilities and obligations under the Credit Agreement and the other Credit Documents it is a party to are not impaired in any respect by this Increase and Amendment Agreement.

(b) This Increase and Amendment Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.

(c) The Administrative Agent, the Issuing Bank, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents.  Other than as expressly set forth herein, nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms, or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Bank, or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender to collect the full amounts owing to them under the Credit Documents.

Section 7. Reaffirmation of Guaranty.    Each Guarantor hereby ratifies, confirms, acknowledges, and agrees that its obligations under the Guaranty and the Guaranty Agreement, as applicable, are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations, as such Guaranteed Obligations may have been amended, extended, and increased by this Increase and Amendment Agreement, and its execution and delivery of this Increase and Amendment Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty or the Guaranty Agreement, as applicable, in connection with the execution and delivery of amendments, consents, or waivers to the Credit Agreement, the Notes, or any of the other Credit Documents.

Section 8. Reaffirmation of Collateral Documents.    Each Transaction Party (a) is party to certain Collateral Documents securing the Secured Obligations, (b) reaffirms the terms of and its obligations (and the security interests granted by it) under each Collateral Document to which it is a party, and agrees that each such Collateral Document will continue in full force and effect to secure the Secured Obligations, as amended hereby, and (c) acknowledges, represents, warrants, and agrees that the Liens and security interests granted by it pursuant to the Collateral Documents  to which it is a party are valid, enforceable, and subsisting, and the Collateral Documents create a Lien on and security interest in the Collateral (subject to the Permitted Liens) to secure the Secured Obligations, and such Liens and security interests are perfected in accordance with the Credit Documents.

Section 9. Counterparts.    This Increase and Amendment Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Increase and Amendment Agreement may be executed by facsimile or other electronic signature acceptable to the Administrative Agent (it being agreed signatures delivered via .pdf copies pursuant to electronic mail are acceptable) and all such signatures shall be effective as originals.

Section 10. Successors and Assigns.    This Increase and Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11. Invalidity.    In the event that any one or more of the provisions contained in this Increase and Amendment Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Increase and Amendment Agreement.

Section 12. Governing Law.    THIS INCREASE AND AMENDMENT AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT, OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS INCREASE AND AMENDMENT AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 10.14 OF THE CREDIT AGREEMENT IS INCORPORATED HEREIN BY REFERENCE AS IF SET FORTH HEREIN IN ITS ENTIRETY AND SHALL APPLY MUTATIS MUTANDIS TO THIS INCREASE AND AMENDMENT AGREEMENT.

Section 13. Entire Agreement.  THIS INCREASE AND AMENDMENT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN AGREEMENTS AMONG THE PARTIES HERETO.

[Signature pages follow.]

EXECUTED to be effective as of the date first above written.

BORROWER:

TRANSOCEAN INC.

By: /s/ C. Stephen McFadin

Name: C. Stephen McFadin

Title: Director and President

Solely for purposes of Sections 4 through 13:

GUARANTORS:

TRANSOCEAN LTD.

By: /s/ Stephen L. Hayes

Name: Stephen L. Hayes

Title: Senior Vice President

TRANSOCEAN ASSET HOLDINGS 1 LIMITED

By: /s/ C. Stephen McFadin

Name: C. Stephen McFadin

Title: Director and President

TRANSOCEAN ASSET HOLDINGS 2  LIMITED

By: /s/ C. Stephen McFadin

Name: C. Stephen McFadin

Title: Director and President

TRANSOCEAN ASSET HOLDINGS 3  LIMITED

By: /s/ C. Stephen McFadin

Name: C. Stephen McFadin

Title: Director and President

TRITON VOYAGER ASSET LEASING GMBH

By: /s/ Stephen L. Hayes

Name: Stephen L. Hayes

Title: Managing Director

TRANSOCEAN BARENTS ASA

By: /s/ Iain Robert Inglis

Name: Iain Robert Inglis

Title: Director

TRANSOCEAN SPITSBERGEN ASA

By: /s/ Iain Robert Inglis

Name: Iain Robert Inglis

Title: Director

TRANSOCEAN SKYROS LIMITED

By: /s/ C. Stephen McFadin

Name: C. Stephen McFadin

Title: Director and President

TRANSOCEAN VOYAGER 2 LIMITED

By: /s/ C. Stephen McFadin

Name: C. Stephen McFadin

Title: Director and President

Solely for purposes of Sections 4 through 13:

OTHER TRANSACTION PARTIES:

TRANSOCEAN OFFSHORE DEEPWATER DRILLING INC.

By: /s/ R. Thaddeus Vayda

Name: R. Thaddeus Vayda

Title: Vice President, Corporate Finance and Treasurer

TRANSOCEAN CANADA DRILLING SERVICES LTD.

By: /s/ C. Stephen McFadin

Name: C. Stephen McFadin

Title: Vice President

GLOBALSANTAFE INTERNATIONAL DRILLING CORPORATION

By: /s/ C. Stephen McFadin

Name: C. Stephen McFadin

Title: Director and President

TRITON VOYAGER ASSET LEASING GMBH

By: /s/ Stephen L. Hayes

Name: Stephen L. Hayes

Title: Managing Director

TRANSOCEAN NORWAY OPERATIONS AS

By: /s/ Iain Robert Inglis

Name: Iain Robert Inglis

Title: Director

TRANSOCEAN HOLDINGS 1 LIMITED

By: /s/ C. Stephen McFadin

Name: C. Stephen McFadin

Title: Director and President

TRANSOCEAN HOLDINGS 2 LIMITED

By: /s/ C. Stephen McFadin

Name: C. Stephen McFadin

Title: Director and President

TRANSOCEAN HOLDINGS 3 LIMITED

By: /s/ C. Stephen McFadin

Name: C. Stephen McFadin

Title: Director and President

TRANSOCEAN SERVICES AS

By: /s/ Iain Robert Inglis

Name: Iain Robert Inglis

Title: Director

TRITON NAUTILUS VAGYONKEZELO KFT

By: /s/ Attila Urbanovics

Name: Attila Urbanovics

Title: Managing Director

OCEAN RIG CUBANGO OPERATIONS INC.

By: /s/ C. Stephen McFadin

Name: C. Stephen McFadin

Title: Director and President

DRILLSHIP SKYROS OWNERS INC.

By: /s/ C. Stephen McFadin

Name: C. Stephen McFadin

Title: Director and President

ADMINISTRATIVE AGENT/ISSUING BANKS/LENDERS:

CITIBANK, N.A., as Administrative Agent and Issuing Bank

By: /s/ Maureen P. Maroney

Name: Maureen P. Maroney

Title:   Vice President

Wells Fargo Bank, National Association, as an Increasing Lender and as an Issuing Bank

By: /s/ Timothy P. Gebauer

Name: Timothy P. Gebauer

Title: Director

DNB Capital LLC, as an Increasing Lender

By: /s/ Philippe Wulfers

Name: Philippe Wulfers

Title: First Vice President

By: /s/ Andrew Shohet

Name: Andrew Shohet

Title: Senior Vice President

DNB Bank asa, new york branch, as an Issuing Bank

By: /s/ Cathleen Buckley

Name: Cathleen Buckley

Title: Senior Vice President

By: /s/ Sybille Andaur

Name: Sybille Andaur

Title: First Vice President

Goldman Sachs Bank USA, as an Increasing Lender

By: /s/ Ryan Durkin

Name: Ryan Durkin

Title: Authorized Signatory

Morgan Stanley Senior Funding, Inc., as an Increasing Lender

By: /s/ Michael King

Name: Michael King

Title: Vice President

Crédit Agricole Corporate and Investment Bank, as an Increasing Lender and as an Issuing Bank

By: /s/ Page Dillehunt

Name: Page Dillehunt

Title: Managing Director

By:  /s/ Michael Willis

Name: Michael Willis

Title: Managing Director

Skandinaviska Enskilda Banken AB (publ), as an Increasing Lender

By: /s/ Bjarte Bøe

Name: Bjarte Bøe

Title:

By: /s/ Per Olav Bucher-Johannessen

Name: Per Olav Bucher-Johannessen

Title:

SpareBank 1 SR-Bank ASA, as an Increasing Lender

By: /s/ Stig Horsberg Eriksen

Name: Stig Horsberg Eriksen

Title: Director

Citicorp North America, Inc., as an Additional Lender

By: /s/ Maureen P. Maroney

Name: Maureen P. Maroney

Title: Vice President

M&T Bank, as an Additional Lender

By: /s/ Edward Tierney

Name: Edward Tierney

Title: Senior Vice President

Nordea Bank Abp New York Branch, as an Additional Lender

By: /s/ Henning Lyche Christianser

Name: Henning Lyche Christianser

Title: Senior Vice President

By: /s/ Martin Lunder

Name: Martin Lunder

Title: Managing Director

NIBC BANK N.V., as a Lender

By: /s/ W.A. van Wijngaarden

Name: W.A. van Wijngaarden

Title: Director

By: /s/ Sven de Veij

Name: Sven de Veij

Title: Managing Director

BARCLAYS BANK PLC, as a Lender

By: /s/ Sydney G .Dennis

Name: Sydney G. Dennis

Title: Director

ANNEX A.
INCREMENTAL COMMITMENTS

Lender	Incremental Commitment
Nordea Bank ABP New York Branch	$100,000,000
M&T Bank	$75,000,000
Citicorp North America, Inc.	$25,000,000
Wells Fargo Bank, National Association	$25,000,000
Goldman Sachs Bank USA	$25,000,000
DNB Capital LLC	$25,000,000
Morgan Stanley Senior Funding, Inc.	$25,000,000
Crédit Agricole Corporate and Investment Bank	$25,000,000
Skandinaviska Enskilda Banken AB (publ)	$20,000,000
SpareBank 1 SR-Bank ASA	$15,000,000
TOTAL INCREMENTAL COMMITMENTS	$360,000,000

ANNEX B.

Schedule 1.1-C

COMMITMENT AMOUNTS AS OF MAY 13, 2019

PART I. Lender	Commitment	Percentage
Citibank, N.A.	$175,000,000	12.867647%
Citicorp North America, Inc.	$25,000,000	1.838235%
Wells Fargo Bank, National Association	$182,500,000	13.419118%
Goldman Sachs Bank USA	$182,500,000	13.419118%
DNB Capital LLC	$125,000,000	9.191176%
Morgan Stanley Senior Funding, Inc.	$125,000,000	9.191176%
Nordea Bank ABP New York Branch	$100,000,000	7.352941%
Crédit Agricole Corporate and Investment Bank	$100,000,000	7.352941%
Skandinaviska Enskilda Banken AB (publ)	$95,000,000	6.985294%
Barclays Bank PLC	$75,000,000	5.514706%
M&T Bank	$75,000,000	5.514706%
SpareBank 1 SR-Bank ASA	$65,000,000	4.779412%
NIBC Bank N.V.	$35,000,000	2.573529%
TOTAL COMMITMENTS	$1,360,000,000	100.000000%

PART II. Initial Issuing Bank	L/C Subcommitment Amount
Citibank, N.A.	$150,000,000
Wells Fargo Bank, National Association	$125,000,000
Crédit Agricole Corporate and Investment Bank	$50,000,000
DNB Bank ASA, New York Branch	$100,000,000

ANNEX C.
Schedule 1.1-S

SPECIFIED RIGS

Rig Name	Year Built/ Originally Delivered	Jurisdiction of Flag	Rig Owner	Official Number
Deepwater Invictus	2014	Marshall Islands	Triton Voyager Asset Leasing GmbH	4610
Discoverer Inspiration	2009	Marshall Islands	Triton Voyager Asset Leasing GmbH	2878
Deepwater Asgard	2014	Marshall Islands	Triton Voyager Asset Leasing GmbH	4609
Transocean Barents	2009	Marshall Islands	Transocean Barents ASA	4907
Transocean Spitsbergen	2009	Marshall Islands	Transocean Spitsbergen ASA	4905
Deepwater Skyros	2013	Marshall Islands	Transocean Skyros Limited	5021
Dhirubhai Deepwater KG2	2009	Marshall Islands	Transocean Voyager 2 Limited	3304